UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2026

MBX Biosciences, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-42272	84-1882872
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11711 N. Meridian Street Suite 300
Carmel, Indiana		46032
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (317) 659-0200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	MBX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of October 20, 2026, the board of directors (the “Board”) of MBX Biosciences, Inc. (the “Company”), upon the recommendation of the Nominating and Corporate Governance Committee of the Board (the “NCG Committee”), appointed Peter Radovich as a director of the Company. The Board determined that Mr. Radovich is independent under the applicable listing standards of The Nasdaq Stock Market (“Nasdaq”).

Mr. Radovich has been designated as a Class I director to serve until the Company’s 2028 Annual Meeting of Stockholders, in accordance with the Company’s amended and restated by-laws and to serve thereafter until his successor has been duly elected and qualified or until his earlier death, removal or resignation. In connection with the appointment, the Board set the size of the Board at eight directors.

In connection with his appointment as a non-employee director, Mr. Radovich will receive compensation, including an initial award of a non-qualified stock option to purchase 18,200 shares of the Company’s common stock, to be granted on the appointment date of October 20, 2026. In addition, Mr. Radovich will receive cash compensation for his Board service, in accordance with the Company’s Non-Employee Director Compensation Policy (as amended March 2026), which was previously described in the Company’s Annual Proxy Statement for the period ending December 31, 2025, filed with the Securities and Exchange Commission on April 22, 2026. In addition, in connection with his election, the Company is entering into an indemnification agreement with Mr. Radovich in the same form as used with the Company’s other directors.

There are no arrangements or understandings between Mr. Radovich and any other persons pursuant to which he was selected as a director of the Company, and there are no transactions in which Mr. Radovich has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MBX BIOSCIENCES, INC.

Date:	October 22, 2026	By:	/s/ Steven L. Hoerter
President and Chief Executive Officer (Principal Executive Officer)